                                                                    Exhibit 99.1


                              CONSECO FINANCE CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS

The undersigned certifies that she is a Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf o the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of April 1, 2002 between the Company and U.S. Bank Trust National Association, as Trustee of Home Equity Loan Trust 2002-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 6.02 of the Agreement be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 14th day of November 2002.

                                       CONSECO FINANCE CORP

                                       BY: /s/ Cheryl A. Collins
                                           -------------------------------------
                                           Cheryl A. Collins
                                           Vice President and Treasurer

                     [Letterhead of Conseco Finance Corp.]


                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that she is Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of October 1, 2001 between the Company and U S Bank Trust (N.A), as Trustee of Home Equity Loan Trust 2002-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 2002 to November 30, 2002 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 17th day of December 2002.

                                       CONSECO FINANCE CORP.


                                       BY: /s/ Cheryl A. Collins
                                           -------------------------------------
                                           Cheryl A. Collins
                                           Vice President and Treasurer

CONSECO FINANCE CORPORATION (SELLER & SERVICER)
U.S. BANK NATIONAL ASSOCIATION (TRUSTEE)
HOME EQUITY CONTRACT PASS-THROUGH CERTIFICATES
SERIES 2002-B
TRUST ACCOUNT:   3340207-0
MONTHLY REMITTANCE REPORT:     November, 2002
REMITTANCE DATE:                 12/16/2002

Available Funds                                                           Principal          Interest           Total
---------------                                                           ---------          --------           -----
Scheduled Monthly Payments Collected                                     156,301.60      1,820,857.33    1,977,158.93
Principal Prepayments                                                  5,521,236.04         83,526.45    5,604,762.49
Proceeds on Liquidated Loans                                              63,660.90              0.00       63,660.90
Servicer Reimbursement of Pre-Liquidation Expenses                          -150.00              0.00         -150.00
Servicer Reimbursement of Post-Liquidation Expenses                            0.00              0.00            0.00
Servicer Advance for Delinquent Payments                                  19,982.61        363,830.18      383,812.79
Recovery of Prior Month's Servicer Advance                               -20,629.64       -346,125.59     -366,755.23
10-Day Roll Forward of Principal Collections                                   0.00              0.00            0.00
Recovery of Prior Month's 10-Day Roll Forward                                  0.00              0.00            0.00
Collection Account Earnings                                                    0.00          7,205.83        7,205.83
Class M & B-1 Interest Deficiencies for current Remittance                     0.00              0.00            0.00
Class M & B-1 Interest Deficiencies from prior Remittance                      0.00              0.00            0.00
Amount Withdrawn from Reserve Funds                                            0.00              0.00            0.00
Other Adjustments to Available Funds                                         109.04       -312,436.85     -312,327.81
                                                                     ------------------------------------------------
Total Available Funds                                                  5,740,510.55      1,616,857.35    7,357,367.90
                                                                     ================================================

Fees Payable
------------
Monthly Servicing Fee (0.5% of Pool Scheduled Principal Balance)                                            88,288.86
Back-up Servicing Fee (0.03% of Pool Scheduled Principal Balance)                                            5,297.33
Trustee Fee                                                                                                      0.00
Insurance Premium                                                                                                0.00
Cap Provider Fee      (payable May 2002 through October 2004)                                               24,083.00
                                                                                                      ---------------
Total Fees                                                                                                 117,669.19
                                                                                                      ===============

Amount Available for Principal and Interest Distribution (see page 2)                                    7,239,698.71
                                                                                                      ===============

Formula Principal Distribution
------------------------------
Scheduled Principal Payments                                                                               153,174.42
Principal Prepayments (Payoffs and Curtailments)                                                         5,521,217.59
Liquidated Loans                                                                                            17,093.05
Repurchased / Substituted Contracts                                                                              0.00
10-Day Principal Roll Forward                                                                                    0.00
Prior Month's 10-Day Roll Forward                                                                                0.00
                                                                                                      ---------------
Total Formula Principal Distribution                                                                     5,691,485.06
                                                                                                      ===============

Unpaid Class A Principal Shortfall as of Prior Month                                                             0.00
Current Month Class M and B Liquidation Loss Distribution                                                        0.00
Overcollateralization Principal Distribution (begins 05/15/2002)                                           266,534.20
                                                                                                      ---------------
Total Additional Principal Distribution and Other Principal Distribution                                   266,534.20
                                                                                                      ===============

Pool Scheduled Principal Balance                                                                       206,201,781.71
10-Day Adjusted Pool Principal Balance                                                                 206,201,781.71
Certificate Principal Balance (excluding IO Notional Principal Amount)                                 200,396,131.92
Overcollateralization Amount   (Target:)   6,875,000.00                                                  5,805,649.79
Total Outstanding Loan Count                                                                                    2,840

Reserve Funds / Cash Deposits                   Previous Balance       Deposits         Withdrawals    Ending Balance
-----------------------------                   ----------------       --------         -----------    --------------
Prefunded Account                                           0.00           0.00                0.00              0.00
Undelivered Account                                         0.00           0.00                0.00              0.00
Stage-Funded Reserve Fund                                   0.00           0.00                0.00              0.00
Basis Risk Reserve Fund                                30,131.63       5,040.98                0.00         35,172.61
Yield Maintenance Reserve Fund                              0.00           0.00                0.00              0.00

Non-Recoverable Pre-Liquidation Expenses               Incurred:           0.00        Outstanding:              0.00
Non-Recoverable Post-Liquidation Expenses              Incurred:           0.00        Outstanding:              0.00

CONSECO FINANCE CORPORATION (SELLER & SERVICER)         Principal Allocation Percentage
U.S. BANK NATIONAL ASSOCIATION (TRUSTEE)                -------------------------------
HOME EQUITY CONTRACT PASS-THROUGH CERTIFICATES                     Current Date     Following Date
SERIES 2002-B                                           ------------------------------------------
TRUST ACCOUNT:   3340207-0                              Class A    100.00000000%     100.00000000%
MONTHLY REMITTANCE REPORT:      November, 2002          Class M      0.00000000%       0.00000000%
REMITTANCE DATE:                  12/16/2002            Class B      0.00000000%       0.00000000%
                                                        ------------------------------------------
                                                        Total      100.00000000%     100.00000000%
                                                        ------------------------------------------

Distributions
-------------
                                     Current       Interest
                        Coupon      Interest      Shortfall    Per $1000     Principal     Per $1000         Ending
Class     CUSIP          Rate        Payment       Payment      Original      Payment       Original         Balance
-----------------------------------------------------------------------------------------------------------------------
A1      20847TBN0      1.61125%      71,252.10       0.00      0.75002211   5,958,019.26   62.71599221    45,396,131.92
A2      20847TBP5      5.31000%     314,175.00       0.00      4.42500000           0.00    0.00000000    71,000,000.00
A3      20847TBQ3      6.87000%     183,915.63       0.00      5.72500016           0.00    0.00000000    32,125,000.00
AIO     20847TBR1      7.25000%     494,812.50       0.00      6.04166667           0.00    0.00000000    81,900,000.00
M1      20847TBS9      3.13125%      47,186.20       0.00      2.69635429           0.00    0.00000000    17,500,000.00
M2      20847TBT7      3.88125%      52,221.68       0.00      3.34218752           0.00    0.00000000    15,625,000.00
B1      20847TBU4      6.63125%      60,671.33       0.00      5.71024282           0.00    0.00000000    10,625,000.00
B2      xxxxxxxxx      8.48419%      57,445.01       0.00      7.07015508           0.00    0.00000000     8,125,000.00
B3I     xxxxxxxxx      N/A                0.00       0.00      N/A                  0.00   N/A            N/A
C       xxxxxxxxx      N/A                0.00       0.00      N/A                  0.00   N/A            N/A
-----------------------------------------------------------------------------------------------------------------------
Totals                            1,281,679.45       0.00                   5,958,019.26                 200,396,131.92
=======================================================================================================================

(Table continues below)

                                                          Unpaid        Unpaid
                          Pool          Original         Interest      Principal
Class     CUSIP          Factor          Balance         Shortfall     Shortfall
---------------------------------------------------------------------------------
A1      20847TBN0      0.47785402     95,000,000.00             0.00        0.00
A2      20847TBP5      1.00000000     71,000,000.00             0.00        0.00
A3      20847TBQ3      1.00000000     32,125,000.00             0.00        0.00
AIO     20847TBR1      1.00000000     81,900,000.00             0.00        0.00
M1      20847TBS9      1.00000000     17,500,000.00             0.00        0.00
M2      20847TBT7      1.00000000     15,625,000.00             0.00        0.00
B1      20847TBU4      1.00000000     10,625,000.00             0.00        0.00
B2      xxxxxxxxx      1.00000000      8,125,000.00             0.00        0.00
B3I     xxxxxxxxx      N/A            N/A               1,371,483.87        0.00
C       xxxxxxxxx      N/A            N/A                       0.00        0.00
---------------------------------------------------------------------------------
Totals                0.801584528    250,000,000.00     1,371,483.87        0.00
=================================================================================

Delinquency / Default Summary
-----------------------------

                                                                                                 Defaults
Delinquencies             31-60 Days    61-90 Days   90-179 Days          Total    Extensions    Incurred
---------------------------------------------------------------------------------------------------------
Number of Loans                   32            10             2             44            83           3
Principal Balance       2,565,374.66    716,185.98    240,035.61   3,521,596.25  7,262,981.35  534,013.27
Percent of Total (#)           1.13%         0.35%         0.07%          1.55%         2.92%       0.11%
Percent of Total ($)           1.24%         0.35%         0.12%          1.71%         3.52%       0.26%
---------------------------------------------------------------------------------------------------------

(Table continues below)

                         180 Day Defualt      Foreclosure            REO     Liquidations/    Liquidation
Delinquencies                  Inventory        Inventory      Inventory       Charge-Offs         Losses
---------------------------------------------------------------------------------------------------------
Number of Loans                        1               24           5.00                 1              1
Principal Balance              14,820.84     2,270,655.86     785,731.39         17,093.05      19,644.43
Percent of Total (#)               0.04%            0.85%          0.18%             0.04%          0.04%
Percent of Total ($)               0.01%            1.10%          0.38%             0.01%          0.01%
---------------------------------------------------------------------------------------------------------
                                                                               --------------------------
                                                               Cumulative (#):        2.00           2.00
                                                               Cumulative ($):   35,541.68      42,375.71
                                                                               --------------------------

Distribution Tests      Step Down Date:   05/15/2005
------------------      ---------------
                                                                 Target         Actual
--------------------------------------------------------------------------------------
3 Month Average 60 Day Delinquency Ratio                          8.67%         1.64%
                                                                  -----

(Shall not exceed 32% of the Sr. Enhancement %)

Cumulative Realized Loss Ratio                                                   0.02%
(target not to exceed 4.25% from 5/15/2005 to 4/15/2006,
5.75% from 5/15/2006 to 4/15/2007, 6.50% from 5/15/2007
to 4/15/2008 and 6.75% thereafter)

Class A Principal Balance                                      Less than or
                                                             equal to 53.00%    74.86%
--------------------------------------------------------------------------------------


Servicer Termination Tests
--------------------------
                                                                 Target         Actual
--------------------------------------------------------------------------------------
3 Month Average 60 Day Delinquency Ratio                         11.45%          1.64%
(Shall not exceed 42.25% of the Sr. Enhancement %)               ------

Cumulative Realized Loss Ratio                                                   0.02%
(target not to exceed 7.25% from 5/15/2005 to 4/15/2006,
8.25% from 5/15/2006 to 4/15/2007, 8.75% from 5/15/2007
to 4/15/2008 and 9.00% thereafter)
--------------------------------------------------------------------------------------

---------------------------------------
Sr. Enhance %                27.09577%
---------------------------------------
WAC                          11.95281%
Net WAC Cap                  11.28642%
---------------------------------------
WAM                             306.24
---------------------------------------

U.S. Bank National Association Bondholder Services: 1-800-934-6802                page 2